SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 20, 2005 (January 19, 2005)

KNIGHT TRADING GROUP, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	001-14223	22-3689303
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

525 Washington Boulevard, Jersey City, NJ 07310

(Address of principal executive offices) (Zip Code)

(201) 222-9400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Knight Trading Group, Inc.

Current Report on Form 8-K

Item 2.02 - Results of Operations and Financial Condition

On January 20, 2005, Knight Trading Group, Inc. (the “Company”) issued a press release on the subject of its fourth quarter consolidated earnings. A copy of the press release is attached hereto as Exhibit 99.1. The press release did not include certain financial statements, related footnotes and certain other financial information that will be filed with the Securities and Exchange Commission as part of the Company’s Annual Report on Form 10-K.

Item 5.03 - Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 19, 2005, the Board of Directors of the Company (the “Board”) adopted an amendment to the Company’s Amended and Restated By-Laws (the “By-Laws”) altering the Board’s obligations with respect to officer appointments. Prior to the adopted amendment, the By-Laws required the Board to appoint individuals to the offices of President, Secretary, and Treasurer. As of the effectiveness of this amendment, the amended By-Laws now require the Board to appoint at least one of (i) a Chairman of the Board (who must be a director), (ii) a President, and/or (iii) one or more Executive Vice Presidents, and at least one of (i) a Secretary, (ii) a Treasurer, (iii) Assistant Secretaries, and/or (iv) Assistant Treasurers. This amendment to the By-Laws of the Company is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference. The By-Laws of the Company are incorporated herein by reference from Exhibit 3.3 to the Company’s Form 10-Q filed on August 13, 2003.

Item 7.01 - Regulation FD Disclosure

The information furnished under Item 2.02, “Results of Operations and Financial Condition”, including Exhibit 99.1, is hereby incorporated by reference. The information furnished under Item 2.02, “Results of Operations and Financial Condition”, including Exhibit 99.1, and Item 7.01, “Regulation FD Disclosure” shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 - Financial Statement and Exhibits

(a)	None.

(b)	None.

(c)	Exhibit 3.1 - Amendment to the Amended and Restated By-Laws of Knight Trading Group, Inc.

Exhibit 3.2 - Amended and Restated By-Laws of Knight Trading Group, Inc. (incorporated herein by reference to Exhibit 3.3 to the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2003, filed on August 13, 2003.)

Exhibit 99.1 - Press Release of Knight Trading Group, Inc. issued on January 20, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned’s duly authorized signatory.

Dated: January 20, 2005

KNIGHT TRADING GROUP, INC.

By:	/s/ Andrew M. Greenstein
Name:	Andrew M. Greenstein
Title:	Director, Corporate Counsel and Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description
3.1	Amendment to the Amended and Restated By-Laws of Knight Trading Group, Inc.

3.2	Amended and Restated By-Laws of Knight Trading Group, Inc. (incorporated herein by reference to Exhibit 3.3 to the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2003, filed on August 13, 2003.)

99.1	Press Release of Knight Trading Group, Inc. issued on January 20, 2005.